SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)  October 27, 2008

BLACKSANDS PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152

Toronto, Ontario Canada M5H 2Y4

(Address of principal executive offices) (Zip Code)

(416) 359-7805

(Registrant’s Telephone Number, Including Area Code)

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On October 27, 2008, Blacksands’ board of directors approved a new Business Conduct Policy (“New Code”) which replaces the Code of Business Ethics dated January 25, 2008 (“Old Code”). There are no material differences to the terms and provisions in the policy relating to the requirements for a Code of Ethics under Item 406 of Regulation S-K. Portions of the Old Code have been broken out for ease of reference into separate policies as included in the attached Exhibit which also includes the New Code.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No	Description
14.1	Corporate Policies

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: October 29, 2008	By:	/s/ Paul A. Parisotto
	Name: Title:	Paul A. Parisotto President and Chief Executive Officer